ANNUAL REPORT

FPA Paramount Fund, Inc.





[First Pacific Advisors Logo]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


SEPTEMBER 30, 2000

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended September 30, 2000. During this period, the per share net asset value of your Fund decreased 21.7%, while the Lipper Mid-Cap Value Fund Average increased 24.2%, the Russell 2500 Index increased 29.5% and the S&P 500 Stock Index increased 13.3%. For the six months ended September 30, 2000, the net asset value of your Fund decreased 7.4%, as compared to an increase of 4.9% for the Lipper Average, and decreases of 1.7% and 3.6% for the Russell 2500 and the S&P 500, respectively. The above changes include reinvestment of all dividends and distributions during the period.

REDUCTION IN SALES CHARGES

     We have reviewed the Fund's current sales charges and determined that a reduction is appropriate when compared to similar funds and fund complexes. Effective January 1, 2001, the maximum sales charge will be lowered from 6.50% to 5.25%, with adjustments to the breakpoints.

COMMENTARY

     In the Semi-Annual Report to shareholders covering the six months ended March 31, 2000, we reported on some significant events affecting FPA Paramount Fund. Bill Sams announced his retirement as President and Portfolio Manger of the Fund and the Board of Directors approved Eric Ende and Steven Geist as the new Portfolio Managers. At that time we described the changes in strategy we intended to implement and how this would affect the Fund's portfolio. Now in this Annual Report to shareholders, we will describe how the process is proceeding.

     Our first task was to sell all the stocks in Paramount's portfolio at the time of the manager change - the natural consequence of the very significant differences in investment philosophy between the current and prior managers. Second quarter performance was hindered by this portfolio restructuring. The liquidation process was completed by mid-May.

     We have worked steadily to reinvest the proceeds of the stock sales. As of September, shares in 26 companies worth $40 million had been purchased, amounting to about 55% of the Fund's total assets. We target companies which are industry leaders, with good balance sheets and carrying high returns on capital
- but not selling at high price-earnings ratios.

     We would like to describe some of the companies added to Paramount's portfolio. Carnival is the leading company in the cruise industry, with the best margins and balance sheet, and a history of steady growth and increasing market share. MANPOWER is a worldwide leader in providing temporary employees with 80% of its business outside the United States. KNIGHT TRANSPORTATION is a Phoenix-based trucking company which has combined consistent rapid growth with the best operating margins in the industry. DENTSPLY is the leading manufacturer of dental products, with a history of product innovation and steady growth.

     These companies, as well as the others added to the portfolio, have financial characteristics far superior to those of the average company, as shown in the chart below, which compares Paramount's portfolio to the Russell 2500 in several key measures of financial performance and valuation.

               10-Yr.      Return
                 EPS          on     Debt %
               Growth       Equity   Capital    PE
               ------      -------   -------    --
Paramount      18%         21%       27%        14x

Russell 2500   10%         13%       42%        25x

     The stocks in Paramount's portfolio have grown faster and earn higher returns, yet have less balance sheet leverage and sell at lower PE's than the average for the Index - just what we are looking for in the companies we consider for inclusion in the portfolio.

     In the months ahead we expect to continue to build the Paramount portfolio, looking for opportunities to add attractive companies selling at modest valuations. Our objective is to eventually become fully invested, with a relatively small cash residual.

     Another aspect of the Fund that is worth discussing at this time is its large-tax loss carry forward and how this can benefit shareholders. As a consequence of the liquidation of a number of positions at a loss, and of the shrinkage in the Fund's total size, Paramount has realized capital losses of over $180 million - a very large amount compared to its $75 million of total assets.

     As most shareholders are aware, Federal tax law requires all mutual funds to pass through to their shareowners any net realized capital gains - on which the shareowners must pay income taxes. Paramount's large tax loss carry forward will enable it to offset future realized gains for several years and it will not have to make taxable capital gain distributions. This tax deferral feature for capital gains makes your investment in Paramount similar to having an IRA or 401(k), and is a very desirable and unusual benefit for its shareholders.

     We are pleased with the restructuring of the Paramount portfolio that is underway. We believe that the high quality which we are buying will produce rewarding long-term returns for its shareholders.

Respectfully submitted,

/s/ Eric S. Ende
----------------


Eric S. Ende
President
November 16, 2000

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PARAMOUNT FUND, INC. VS. RUSSELL 2500 INDEX AND LIPPER MID-CAP VALUE FUND AVERAGE FROM OCTOBER 1, 1990 TO SEPTEMBER 30, 2000

                        [Line graph of change in value]

           9/30/90   9/30/91  9/30/92   9/30/93  9/30/94   9/30/95  9/30/96   9/30/97   9/30/98  9/30/99   9/30/00
FPA          9,350   12,073    12,897   14,842    18,061   20,068    24,166    27,443   21,401    19,948   15,615
FPA         10,000   12,912    13,794   15,874    19,317   21,463    25,846    30,421   22,889    21,334   16,701
Lipper      10,000   14,071    15,166   19,039    19,252   22,437    26,123    35,248   28,981    35,148   43,669
Russell     10,000   14,689    16,203   21,071    21,684   27,207    31,517    42,330   35,379    43,085   55,809

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $15,615 reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $16,701. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES

                       Six Months Ended September 30, 2000

                                   (Unaudited)

                                                                                                    SHARES
NET PURCHASE

COMMON STOCK
Bacou USA, Inc. (1).........................................................................         48,400
Black Box Corporation (1)...................................................................         30,000
Carnival Corporation (1)....................................................................         90,000
CEC Entertainment, Inc. (1).................................................................         20,000
Circuit City Stores, Inc. (1)...............................................................         80,000
Clayton Homes, Inc. (1).....................................................................        160,000
Crane Co. (1)...............................................................................         55,000
Denison International plc (ADR) (1).........................................................        110,000
DENTSPLY International Inc. (1).............................................................         30,000
Donaldson Company, Inc. (1).................................................................         73,000
Graco, Inc. (1).............................................................................         60,000
HON INDUSTRIES Inc. (1).....................................................................         65,000
IDEX Corporation (1)........................................................................         40,000
Kaydon Corporation (1)......................................................................         55,000
Lancaster Colony Corporation (1)............................................................         50,000
Landauer, Inc. (1)..........................................................................         95,000
Lincare Holdings Inc. (1)...................................................................         37,500
Manitowoc Company, Inc., The (1)............................................................        105,000
Manpower Inc. (1)...........................................................................         50,400
Martin Marietta Materials, Inc. (1).........................................................         45,000
National Commerce Bancorporation (1)........................................................         95,000
OM Group, Inc. (1)..........................................................................         35,000
Ocular Sciences, Inc. (1)...................................................................         85,000
Office Depot, Inc. (1)......................................................................        160,000
O'Reilly Automotive, Inc. (1)...............................................................        144,600
Zebra Technologies Corporation (Class A) (1)................................................         45,800

NET SALES

COMMON STOCKS
DBT Online, Inc. (2)........................................................................        250,000
EEX Corporation (2).........................................................................      1,750,000
Homestake Mining Company (2)................................................................      1,000,000
Magellan Health Services, Inc. (2)..........................................................      1,740,800
Oakley, Inc. (2)............................................................................        700,000
Placer Dome Inc. (2)........................................................................      1,075,000
Polymer Group, Inc. (2).....................................................................      2,110,000
Unifi, Inc. (2).............................................................................        150,000
Waste Management, Inc. (2)..................................................................        100,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000

COMMON STOCKS                                                                         Shares             Value
--------------------------------------------------------------------------------      -----------      -----------
PRODUCER DURABLE GOODS -- 17.6%
Crane Co........................................................................           55,000      $ 1,258,125
Denison International plc (ADR)*................................................          110,000        1,450,625
Donaldson Company, Inc..........................................................           73,000        1,606,000
Graco, Inc......................................................................           60,000        1,935,000
IDEX Corporation................................................................           40,000        1,117,500
Kaydon Corporation..............................................................           55,000        1,265,000
Manitowoc Company, Inc., The....................................................          105,000        2,021,250
Zebra Technologies Corporation (Class A)*.......................................           45,800        2,201,263
                                                                                                       -----------
                                                                                                       $12,854,763
                                                                                                       -----------
BUSINESS SERVICES & SUPPLIES -- 7.8%
Bacou USA, Inc.*................................................................           48,400      $ 1,255,375
HON INDUSTRIES Inc..............................................................           65,000        1,600,625
Manpower Inc....................................................................           50,400        1,609,650
Office Depot, Inc.*.............................................................          160,000        1,250,000
                                                                                                       -----------
                                                                                                       $ 5,715,650
                                                                                                       -----------
HEALTH CARE -- 6.7%
DENTSPLY International Inc. ....................................................           30,000      $ 1,048,125
Landauer, Inc...................................................................           95,000        1,790,750
Lincare Holdings Inc.*..........................................................           37,500        1,075,781
Ocular Sciences, Inc.*..........................................................           85,000        1,020,000
                                                                                                       -----------
                                                                                                       $ 4,934,656
                                                                                                       -----------
RETAILING -- 5.4%
Circuit City Stores, Inc........................................................           80,000      $ 1,840,000
O'Reilly Automotive, Inc.*......................................................          144,600        2,114,775
                                                                                                       -----------
                                                                                                       $ 3,954,775
                                                                                                       -----------
MATERIALS -- 4.4%
Martin Marietta Materials, Inc..................................................           45,000      $ 1,722,600
OM Group, Inc...................................................................           35,000        1,526,875
                                                                                                       -----------
                                                                                                       $ 3,249,475
                                                                                                       -----------
ENTERTAINMENT -- 3.9%
Carnival Corporation............................................................           90,000      $ 2,216,250
CEC Entertainment, Inc.*........................................................           20,000          640,000
                                                                                                       -----------
                                                                                                       $ 2,856,250
                                                                                                       -----------
BANKING -- 2.6%
National Commerce Bancorporation................................................           95,000      $ 1,894,062
                                                                                                       -----------
CONSUMER DURABLE GOODS -- 2.2%
Clayton Homes, Inc..............................................................          160,000      $ 1,600,000

                                                                                                       -----------

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2000

                                                                                     Shares or
                                                                                     Principal
                                                                                       Amount            Value
                                                                                    --------------   -------------
DISTRIBUTION -- 1.9%
Black Box Corporation*..........................................................           30,000     $  1,398,750
                                                                                                      ------------
CONSUMER NON-DURABLE GOODS -- 1.7%
Lancaster Colony Corporation....................................................           50,000     $  1,228,125
                                                                                                      ------------
TOTAL COMMON STOCKS-- 54.2% (Cost $40,893,613)..................................                      $ 39,686,506
                                                                                                      ------------

SHORT-TERM INVESTMENTS -- 43.9%
Short-term Corporate Notes:
  Federal Home Loan Bank-- 6.38% 10/2/00........................................       $7,000,000     $  6,998,760
  Coca-Cola Company, The-- 6.47% 10/5/00........................................        1,000,000          999,281
  Grainger (W.W.), Inc.-- 6.48% 10/6/00.........................................        2,400,000        2,397,840
  General Electric Capital Corporation-- 6.47% 10/10/00.........................        2,000,000        1,996,765
  AT&T Co.-- 6.47% 10/16/00.....................................................        1,000,000          997,304
  General Electric Capital Corporation-- 6.48% 10/18/00.........................        1,000,000          996,940
  Federal National Mortgage Association-- 6.42% 10/25/00........................       14,000,000       13,940,080
  AT&T Co.-- 6.49% 10/31/00.....................................................        1,000,000          994,592
  Coca Cola Company, The-- 6.44% 11/2/00........................................        2,000,000        1,988,551
State Street Bank Repurchase Agreement -- 5 1/4% 10/2/00
 (Collateralized by U.S. Treasury Bond
  --9.88% 2015, market value $835,908)..........................................          818,000          818,238
                                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $32,128,351).................................                      $ 32,128,351
                                                                                                      ------------

TOTAL INVESTMENTS-- 98.1% (Cost $73,021,964)....................................                      $ 71,814,857
Other assets and liabilities, net-- 1.9%........................................                         1,419,894
                                                                                                      ------------

TOTAL NET ASSETS-- 100%.........................................................                      $ 73,234,751
                                                                                                      ============

*Non-income producing securities

                                                         9
Following is a summary of transactions in securities of affiliates, as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities, during the year ended September 30, 2000.

                                               Purchases         Sales        Realized      Dividend
                                                at Cost         at Cost      Gain (Loss)      Income
                                             ---------------------------------------------------------
Magellan Health Services, Inc.                     -         $22,544,569   $(18,117,000)         -
Polymer Group, Inc.                                -          27,685,692      9,307,528       $91,604

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $40,893,613).......................................      $39,686,506
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less).....................................       32,128,351           $  71,814,857
                                                                                -----------
  Cash....................................................................                                      554
  Receivable for:
    Capital Stock sold....................................................      $ 1,933,411
    Dividends.............................................................           24,235               1,957,646
                                                                                -----------           -------------
                                                                                                      $  73,773,057
LIABILITIES
  Payable for:
    Investment securities purchased.......................................      $   380,442
    Capital Stock repurchased.............................................          126,891
    Accrued expenses......................................................           30,973                 538,306
                                                                                -----------           -------------

NET ASSETS................................................................                            $  73,234,751
                                                                                                      =============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 9,990,903 shares......................                            $   2,497,726
  Additional Paid-in Capital..............................................                              253,522,880
  Accumulated net realized loss on investments............................                             (182,165,084)
  Undistributed net investment income.....................................                                  586,336
  Unrealized depreciation of investments..................................                               (1,207,107)
                                                                                                      -------------

NET ASSETS................................................................                            $  73,234,751
                                                                                                      =============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding).............................                                  $ 7.33
                                                                                                           =======
  Maximum offering price per share
   (100/93.5 of per share net asset value)................................                                  $ 7.84
                                                                                                           =======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2000

INVESTMENT INCOME
    Interest...............................................................                           $  1,997,631
    Dividends..............................................................                                632,133
                                                                                                      ------------
                                                                                                      $  2,629,764

EXPENSES
    Advisory fees..........................................................     $    788,065
    Transfer agent fees and expenses.......................................          231,516
    Financial services.....................................................          113,548
    Directors' fees and expenses...........................................           47,999
    Legal fees.............................................................           36,793
    Reports to shareholders................................................           29,841
    Custodian fees and expenses............................................           28,241
    Audit fees.............................................................           25,200
    Registration fees......................................................           20,448
    Insurance..............................................................            9,857
    Other expenses.........................................................            5,010
                                                                                ------------
                                                                                   1,336,518
    Reimbursement from Investment Adviser..................................          (50,134)           1,286,384
                                                                                ------------          ------------
            Net investment income..........................................                           $  1,343,380
                                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized loss on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...........     $129,031,670
    Cost of investment securities sold.....................................      204,471,238
                                                                                ------------
        Net realized loss on investments...................................                           $(75,439,568)

Change in unrealized appreciation/depreciation of investments:
    Unrealized depreciation at beginning of year...........................     $(45,741,438)
    Unrealized depreciation at end of year.................................       (1,207,107)
                                                                                ------------
        Change in unrealized appreciation/depreciation of investments                                   44,534,331
                                                                                                      ------------

            Net realized and unrealized loss on investments................                           $(30,905,237)
                                                                                                      ------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..........................................................                           $(29,561,857)
                                                                                                      ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                For the Year Ended September 30,
                                                                --------------------------------
                                                            2000                                 1999
                                                ----------------------------        ------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income.......................  $     1,343,380                      $  1,342,155
  Net realized gain (loss) on investments.......    (75,439,568)                     (106,200,582)
  Change in unrealized
   appreciation/depreciation
   of investments.............................       44,534,331                        74,545,524
                                                ---------------                     -------------
Decrease in net assets
  resulting from operations...................                     $ (29,561,857)                    $(30,312,903)

Distributions to shareholders from
  net investment income.......................                        (1,145,952)                      (2,080,683)

Capital Stock transactions:
  Proceeds from Capital Stock sold............  $     6,739,643                      $  9,987,650
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions............        1,011,958                         1,792,858
  Cost of Capital Stock repurchased.............    (75,029,029)     (67,277,428)    (194,011,714)   (182,231,206)
                                                   ------------     ------------    -------------   -------------
Total decrease in net assets..................                     $ (97,985,237)                   $(214,624,792)
NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $388,908 and $1,127,436..................                       171,219,988                      385,844,780
                                                               -----------------                 ----------------
End of year, including
  undistributed net investment income
  of $586,336 and $388,908....................                      $ 73,234,751                      171,219,988
                                                               =================                 ================
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold..................                           896,777                        1,067,385
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions...............................                           127,162                          201,047
Shares of Capital Stock repurchased............................       (9,128,941)                     (20,849,919)
                                                               -----------------                 ----------------
Decrease in Capital Stock
  outstanding.................................                        (8,105,002)                  (19,581,487)
                                                               =================                 ================


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year Ended September 30,
                                                             --------------------------------------------------
                                                               2000        1999       1998       1997       1996
                                                             -------    -------     -------    -------    -------
Per share operating performance:
Net asset value at beginning of year......................   $   9.46   $  10.24    $ 15.95    $  16.54   $  14.90
                                                             --------   --------    -------    --------   --------
Income from investment operations:
 Net investment income....................................   $   0.13   $   0.07    $  0.16    $   0.29   $   0.30
 Net realized and unrealized gain (loss)
  on investment securities................................      (2.17)     (0.77)     (3.77)       2.30       2.52
                                                             --------   --------    -------    --------   --------
Total from investment operations..........................   $  (2.04)  $  (0.70)   $ (3.61)   $   2.59   $   2.82
                                                             --------   --------    -------    --------   --------
Less distributions:
  Dividends from net investment income....................   $  (0.09)  $  (0.08)   $ (0.20)   $  (0.31)  $  (0.27)
  Distributions from net realized capital gains...........       --          --       (1.90)      (2.87)     (0.91)
                                                             --------   --------    -------    -------    --------
  Total distributions.....................................   $  (0.09)  $  (0.08)   $ (2.10)   $  (3.18)  $  (1.18)
                                                             --------   --------    -------    --------   --------
Net asset value at end of year............................   $   7.33   $   9.46    $ 10.24    $  15.95   $  16.54
                                                             ========   ========    =======    ========   ========

Total investment return*..................................   (21.73)%    (6.79)%   (24.76)%      17.70%     20.42%
Ratios/supplemental data:
Net assets at end of year (in $000's).....................     73,235    171,220    385,845     830,733    683,059
Ratio of expenses to average net assets:
  Before reimbursement from Investment Adviser                  1.22%      1.03%      0.92%       0.86%      0.87%
  After reimbursement from Investment Adviser                   1.17%      1.03%      0.92%       0.86%      0.87%
Ratio of net investment income to average net assets:
  Before reimbursement from Investment Adviser                  1.18%      0.57%      1.14%       1.84%      1.94%
  After reimbursement from Investment Adviser                   1.22%      0.57%      1.14%       1.84%      1.94%
Portfolio turnover rate...................................        76%        21%        68%        110%       131%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. See notes to financial statements.

-------------------------------------------------------------------------------

   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                         Per Share                  Ordinary Income                    Long-Term
                                                         --------------------------------------
            Payable Date                   Amount            Qualifying       Non-Qualifying          Capital Gain
--------------------------------     ----------------    -----------------  -------------------   --------------------
December 29, 1999...............           $0.03               47.3%              52.7%                   -0-
July 10, 2000...................           $0.06               31.7%              68.3%                   -0-


Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2001 setting forth specific amounts to be included in their 2000 tax returns.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.




D.   Use of Estimates

         The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $62,343,732 for the year ended September 30, 2000. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2000 for federal income tax purposes was $1,920,128 and $3,127,235, respectively. The Fund currently has accumulated net realized losses in the amount of $182,165,085 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2008.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the

Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 2000, the Fund paid aggregate fees of $44,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $2,368 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                                          REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Los Angeles, California

October 27, 2000

                                              OFFICERS AND DIRECTORS

DIRECTORS

Eric S. Ende
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton
Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS


OFFICERS

Eric S. Ende, PRESIDENT AND
  PORTFOLIO MANAGER

Steven R. Geist, EXECUTIVE VICE
  PRESIDENT AND PORTFOLIO MANAGER

J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000







This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.